North Square Advisory Research All Cap Value Fund
(the “Fund”)

Supplement dated November 5, 2021 to the Summary Prospectus and Prospectus, each dated February 28, 2021, as supplemented

This supplement serves as notification of the following changes:

Important Notice Regarding Change in Investment Policy

At a recent meeting of the Board of Trustees (“Board”) of North Square Investments Trust, the Board approved certain changes relating to the Fund, expected to be effective in January 2022 (the “Effective Date”), as described below:

1.    Change in the Name of the Fund

As of the Effective Date, the name of the Fund will be changed to the North Square Advisory Research Small Cap Value Fund.

2.     Change in the Investment Policy of the Fund

In conjunction with the change of the Fund’s name, the Fund will revise its current 80% non-fundamental investment policy (“Current 80% Policy”) as of the Effective Date. The Current 80% Policy is to, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies of any size including small-, mid- and large-capitalization companies. For purposes of the Current 80% Policy, the Fund’s investments in equity securities primarily include common stock, preferred securities and convertible securities.

As of the Effective Date, the Fund’s revised 80% non-fundamental investment policy (“Revised 80% Policy”) will be as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Revised 80% Policy, the Fund considers small capitalization companies to be companies with market capitalizations typically within the ranges of the Russell 2000 Index at the time of purchase. As of May 31, 2021, the market capitalization range of the Russell 2000 Index was between $9 million and $19.2 billion. The Fund’s investments in equity securities will continue to primarily include common stock, preferred securities and convertible securities.

Corresponding changes to the Fund’s principal investment strategies and principal risks of investing in the Fund will be made to reflect the Fund’s Revised 80% Policy as of the Effective Date.

3.     Fees and Expenses of the Fund

As of the Effective Date, there will be no change in the advisory fees paid to the Fund’s investment adviser, North Square Investments, LLC. The Adviser has contractually agreed to a lowered expense cap in order to limit Total Annual Fund Operating Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to 0.94% of the Fund’s average daily net assets attributable to Class I shares. Prior to the Effective Date, the Fund’s contractual expense cap was 0.95%.

4.    Change in Primary Benchmark

In conjunction with the change in the Fund’s investment policy, the primary benchmark index for the Fund will be changed from the Russell 3000 Value Total Return Index to the Russell 2000 Value Index as of the Effective Date.

The Statement of Additional Information will be revised, as applicable, as of the Effective Date, to reflect changes conforming to this Supplement.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.

2